Exhibit (e)(i) under Form N-1A
                                               Exhibit 1 under Item 601/Reg. S-K


                               MTB GROUP OF FUNDS

                             DISTRIBUTOR'S CONTRACT

     This contract is made this 15th day of August, 2003, by and between Edgewood Services, Inc. ("Edgewood"), a New York corporation, and MTB Group of Funds ("Investment Company"), a Delaware statutory trust having its principal office and place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010.

   In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Investment Company hereby appoints Edgewood as its agent to sell and distribute shares of the Investment Company which may be offered in one or more portfolios (the "Funds") consisting of one or more classes (the "Classes") of shares (the "Shares"), as described and set forth on one or more exhibits to this Agreement, at the current offering price thereof as described and set forth in the current Prospectuses of the
      Investment Company.   Edgewood hereby accepts such appointment and
      agrees to provide such other services for the Investment Company, if any, and accept such compensation from the Investment Company, if any, as set forth in the applicable exhibits to this Agreement.

2. The sale of any Shares may be suspended without prior notice whenever in the judgment of the Investment Company it is in its best interest to do so.

3. Neither Edgewood nor any other person is authorized by the Investment Company to give any information or to make any representation relative to any Shares other than those contained in the Registration Statement, Prospectuses, or Statements of Additional Information ("SAIs") filed with the Securities and Exchange Commission, as the same may be amended from time to time, or in any supplemental information to said Prospectuses or SAIs approved by the Investment Company. Edgewood agrees that any other information or representations other than those specified above which it or any dealer or other person who purchases Shares through Edgewood may make in connection with the offer or sale of Shares, shall be made entirely without liability on the part of the Investment Company. No person or dealer, other than Edgewood, is authorized to act as agent for the Investment Company for any purpose. Edgewood agrees that in offering or selling Shares as agent of the Investment Company, it will, in all respects, duly conform to all applicable state and federal laws and the rules and regulations of the National Association of Securities Dealers, Inc., including its Conduct Rules. Edgewood will submit to the Investment Company copies of all sales literature before using the same and will not use such sales literature if disapproved by the Investment Company.

4. This Agreement is effective with respect to each Fund and each Class, as applicable, as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund or Class presently set forth on an exhibit and any subsequent Funds or Classes added pursuant to an exhibit during the initial term of this Agreement for one year from the date set forth above, and thereafter for successive periods of one year if such continuance is approved at least annually by the Trustees of the Investment Company including a majority of the members of the Board of Trustees of the Investment Company who are not "interested persons" (as that term is defined by the Investment Company Act of 1940 ("1940 Act")) of the Investment Company and have no direct or indirect financial interest in the operation of any Distribution Plan relating to the Investment Company or in any related documents to such Plan ("Independent Trustees") cast in person at a meeting called for that purpose. If a Fund or Class is added after the first annual approval by the Trustees as described above, this Agreement will be effective as to that Fund or Class upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Agreement by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

5. This Agreement may be terminated with regard to a particular Fund or Class at any time, without the payment of any penalty, by the vote of a majority of the Independent Trustees or by a majority of the outstanding voting securities of the particular Fund or Class on not more than sixty (60) days' written notice to any other party to this Agreement. This Agreement may be terminated with regard to a particular Fund or Class by Edgewood on sixty (60) days' written notice to the Investment Company.

6. This Agreement may not be assigned by Edgewood and shall automatically terminate in the event of an assignment by Edgewood as defined in the 1940 Act, provided, however, that Edgewood may employ such other person, persons, corporation or corporations as it shall determine in order to assist it in carrying out its duties under this Agreement.

7. Edgewood shall not be liable to the Investment Company for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed by this Agreement.

8. This Agreement may be amended at any time by mutual agreement in writing of all the parties hereto, provided that such amendment is approved by the Trustees of the Investment Company, including a majority of the Independent Trustees of the Investment Company cast in person at a meeting called for that purpose.

9. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

   10.(a) Subject to the conditions set forth below, the Investment Company agrees to indemnify and hold harmless Edgewood and each person, if any, who controls Edgewood within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") and Section 20 of the Securities and Exchange Act of 1934 ("1934 Act") against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectuses or SAIs (as they may be amended or supplemented from time to time), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Investment Company about Edgewood by or on behalf of Edgewood expressly for use in the Registration Statement, Prospectuses or SAIs, or any amendment or supplement thereto.

          If any action is brought against Edgewood or any controlling person thereof with respect to which indemnity may be sought against the Investment Company pursuant to the foregoing paragraph, Edgewood shall promptly notify the Investment Company in writing of the institution of such action and the Investment Company shall assume the defense of such action, including the employment of counsel selected by the Investment Company and payment of expenses. Edgewood or any such controlling person thereof shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of Edgewood or such controlling person unless the employment of such counsel shall have been authorized in writing by the Investment Company in connection with the defense of such action or the Investment Company shall not have employed counsel to have charge of the defense of such action, in any of which events such fees and expenses shall be borne by the Investment Company. Despite anything to the contrary in this paragraph, the Investment Company shall not be liable for any settlement of any such claim of action effected without its written consent. The Investment Company agrees promptly to notify Edgewood of the commencement of any litigation or proceedings against the Investment Company or any of its officers or Trustees or controlling persons in connection with the issue and sale of Shares or in connection with the Registration Statement, any Prospectuses and SAIs, or any amendment or supplement thereto.

(b) Subject to the conditions set forth below, Edgewood agrees to indemnify and hold harmless the Investment Company, each of its Trustees, each of its officers who have signed the Registration Statement and each other person, if any, who controls the Investment Company within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectuses or SAIs (as they may be amended or supplemented from time to time), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that such statement or omission was made in reliance upon and in conformity with written information furnished to the Investment Company about Edgewood by or on behalf of Edgewood expressly for use in the Registration Statement, Prospectuses or SAIs, or any amendment or supplement thereto.

         If any action is brought against the Investment Company, any controlling person thereof, or any other person so indemnified, with respect to which indemnity may be sought against Edgewood pursuant to the foregoing paragraph, the Investment Company shall promptly notify Edgewood in writing of the institution of such action and Edgewood shall assume the defense of such action, including the employment of counsel selected by Edgewood and payment of expenses. The Investment Company, any such controlling person thereof or any other person so indemnified, shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Investment Company or such persons unless the employment of such counsel shall have been authorized in writing by Edgewood in connection with the defense of such action or Edgewood shall not have employed counsel to have charge of the defense of such action, in any of which events such fees and expenses shall be borne by Edgewood. Despite anything to the contrary in this paragraph, Edgewood shall not be liable for any settlement of any such claim or for any other action effected without its written consent. Edgewood agrees promptly to notify the Investment Company of the commencement of any litigation or proceedings against Edgewood or any of its controlling persons in connection with the issue and sale of Shares or in connection with the Registration Statement, Prospectuses or SAIs.

(c) Nothing herein contained shall be deemed to protect any person against liability to the Investment Company or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of such person or by reason of the reckless disregard by such person of the obligations and duties of such person under this Agreement.

(d)   Insofar as indemnification for liabilities may be permitted pursuant to
          Section 17 of the 1940 Act for Trustees, officers, Edgewood and controlling persons of the Investment Company by the Trustees pursuant to this Agreement, the Investment Company is aware of the position of the Securities and Exchange Commission as set forth in the Investment Company Act Release No. IC-11330. Therefore, the Investment Company undertakes that in addition to complying with the applicable provisions of this Agreement, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Independent Trustees, or
          (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Investment Company further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustees, Edgewood or controlling person of the Investment Company will not be made absent the fulfillment of at least one of the following conditions:
          (i) the indemnitee provides security for his undertaking; (ii) the Investment Company is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of non-party Independent Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

   11. If at any time the Shares of any Fund are offered in two or more Classes, Edgewood agrees to assist in adopting a written plan pursuant to Rule 18f-3 under the 1940 Act.

   12. This Agreement will become binding on the parties hereto upon the execution of the attached exhibits to the Agreement.

13. Edgewood is hereby expressly put on notice of the limitation of liability as set forth in the Investment Company's Declaration of Trust and agrees that the obligations assumed by the Investment Company pursuant to this Agreement shall be limited in any case to the Investment Company and its assets, and Edgewood shall not seek satisfaction of any such obligation from the shareholders of the Investment Company, the Trustees, officers, employees or agents of the Investment Company, or any of them.

14. Edgewood or its affiliate will review and file all sales literature (advertisements, brochures and shareholder communications) for the Investment Company in accordance with rules and regulations of the National Association of Securities Dealers, Inc.

15. Edgewood agrees to maintain the security and confidentiality of nonpublic personal information ("NPI") of Fund customers and consumers, as those terms are defined in Regulation S-P, 17 CFR Part 248.
      Edgewood agrees to use and redisclose such NPI for the limited purposes of processing and servicing transactions; for specified law enforcement and miscellaneous purposes; and to service providers or in connection with joint marketing arrangements directed by the Funds, in each instance in furtherance of fulfilling Edgewood's obligations under this contract and consistent with the exceptions provided in 17 CFR Sections 248.14, 248.15 and 248.13, respectively.

16. Edgewood shall create and maintain all necessary books and records in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act and the rules thereunder, as the same may be amended from time to time, pertaining to the services performed by it and not otherwise created and maintained by another party pursuant to contract with the Investment Company. Where applicable, such records shall be maintained by Edgewood for the periods and in the places required by Rule 31a-2 under the 1940 Act. The books and records pertaining to the Investment Company that are in the possession of Edgewood shall be the property of the Investment Company. The Investment Company, or the Investment Company's authorized representatives, shall have access to such books and records at all times during Edgewood's normal business hours. Upon the reasonable request of the Investment Company, copies of any such books and records shall be provided promptly by Edgewood to the Investment Company or the Investment Company's authorized representatives


                                    EDGEWOOD SERVICES, INC.


                                    By:  /s/ Charles L. Davis. Jr.
                                    Name:  Charles L. Davis, Jr.
                                    Title:  Vice President


                                    MTB GROUP OF FUNDS


                                    By:  /s/ Beth S. Broderick
                                    Name:  Beth S. Broderick
                                    Title:  Vice President

                                  Exhibit A
                                    to the
                            Distributor's Contract

                              MTB GROUP OF FUNDS

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                  FUNDS                                 CLASS
---------------------------------------------------------------------------
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MTB Balanced Fund                              Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Equity Income Fund                         Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Equity Index Fund                          Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Income Fund                                Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Intermediate-Term Bond Fund                Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB International Equity Fund                  Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Large Cap Growth Fund                      Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Large Cap Stock Fund                       Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Large Cap Value Fund                       Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Maryland Municipal Bond Fund               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Mid Cap Growth Fund                        Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Mid Cap Stock Fund                         Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Money Market Fund                          Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Multi Cap Growth Fund                      Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB New York Municipal Bond Fund               Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB New York Tax-Free Money Market Fund        Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Pennsylvania Municipal Bond Fund           Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Pennsylvania Tax-Free Money Market         Institutional I Shares
Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Short Duration Government Bond Fund        Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Short-Term Corporate Bond Fund             Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Small Cap Growth Fund                      Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Small Cap Stock Fund                       Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Social Balanced Fund                       Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Tax-Free Money Market Fund                 Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB U.S. Government Bond Fund                  Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB U.S. Government Money Market Fund          Institutional I Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB U.S. Treasury Money Market Fund            Institutional I Shares
---------------------------------------------------------------------------


      In consideration of the mutual covenants set forth in the Distributor's Contract dated August 15, 2003, between MTB Group of Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood") with respect to the Class of shares set forth above.

   Witness the due execution hereof this 15th day of August, 2003.


MTB GROUP OF FUNDS                  EDGEWOOD SERVICES, INC.


By:  /s/ Beth S. Broderick          By:  /s/ Charles L. Davis, Jr.
Name:  Beth S. Broderick            Name:  Charles L. Davis, Jr.
Title:  Vice President              Title:  Vice President



                                  Exhibit B
                                    to the
                            Distributor's Contract

                              MTB GROUP OF FUNDS

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                  FUNDS                                 CLASS
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Balanced Fund                                  Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Equity Income Fund                             Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Equity Index Fund                              Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Income Fund                                    Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Intermediate-Term Bond Fund                    Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB International Equity Fund                      Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Large Cap Growth Fund                          Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Large Cap Growth Fund II
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Large Cap Stock Fund                           Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Large Cap Value Fund                           Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Large Cap Value Fund II
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Managed Allocation Fund - Aggressive           Class A Shares
Growth
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Managed Allocation Fund -                      Class A Shares
Conservative Growth
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Managed Allocation Fund - Moderate             Class A Shares
Growth
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Managed Allocation Fund - Moderate
Growth II
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Maryland Municipal Bond Fund                   Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Mid Cap Growth Fund                            Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Mid Cap Stock Fund                             Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Money Market Fund                              Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Money Market Fund                              Class S Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Money Market Fund                          Institutional II Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Money Market Fund                                 IS Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Multi Cap Growth Fund                          Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB New York Municipal Bond Fund                   Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB New York Tax-Free Money Market Fund            Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Pennsylvania Municipal Bond Fund               Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Pennsylvania Tax-Free Money Market             Class A Shares
Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Pennsylvania Tax-Free Money Market         Institutional II Shares
Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Prime Money Market Fund                     Institutional Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Short Duration Government Bond Fund            Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Short-Term Corporate Bond Fund                 Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Small Cap Growth Fund                          Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Small Cap Stock Fund                           Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Tax-Free Money Market Fund                     Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Tax-Free Money Market Fund                 Institutional II Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB U.S. Government Bond Fund                      Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB U.S. Government Money Market Fund              Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB U.S. Government Money Market Fund          Institutional II Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB U.S. Treasury Money Market Fund                Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB U.S. Treasury Money Market Fund                Class S Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB U.S. Treasury Money Market Fund            Institutional II Shares
---------------------------------------------------------------------------


The following provisions are hereby incorporated and made part of the Distributor's Contract dated August 15, 2003, between MTB Group of Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood") with respect to the Class of shares set forth above.

   1. The Investment Company hereby appoints Edgewood to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, Edgewood is authorized to select a group of financial institutions ("Financial Institutions") (i) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Investment Company; and/or (ii) to provide recordkeeping and administrative services to existing shareholders.

   2. During the term of this Agreement, the Investment Company will pay Edgewood for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

   3. Edgewood may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as Edgewood may, by notice to the Investment Company, voluntarily declare to be effective.

   4. Edgewood will enter into separate written agreements with various Financial Institutions to provide certain of the services set forth in Paragraph 1 herein. Edgewood, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by Edgewood in its sole discretion.

   5. Edgewood will prepare reports to the Board of Trustees of the Investment Company on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.



      In consideration of the mutual covenants set forth in the Distributor's Contract dated August 15, 2003, between the Investment Company and Edgewood, the Investment Company executes and delivers this Exhibit on behalf of the Funds, and with respect to the Share Classes thereof, first set forth in this Exhibit.

   Witness the due execution hereof this 15th day of August, 2003.


MTB GROUP OF FUNDS                  EDGEWOOD SERVICES, INC.


By:  /s/ Beth S. Broderick          By:  /s/ Charles L. Davis, Jr.
Name:  Beth S. Broderick            Name:  Charles L. Davis, Jr.
Title:  Vice President              Title:  Vice President


                                  Exhibit C
                                    to the
                            Distributor's Contract

                              MTB GROUP OF FUNDS

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                  FUNDS                                 CLASS
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Balanced Fund                                  Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Equity Income Fund                             Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Equity Index Fund                              Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Income Fund                                    Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Intermediate-Term Bond Fund                    Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB International Equity Fund                      Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Large Cap Growth Fund                          Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Large Cap Stock Fund                           Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Large Cap Value Fund                           Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Managed Allocation Fund - Aggressive           Class B Shares
Growth
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Managed Allocation Fund -                      Class B Shares
Conservative Growth
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Managed Allocation Fund - Moderate             Class B Shares
Growth
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Maryland Municipal Bond Fund                   Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Mid Cap Growth Fund                            Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Mid Cap Stock Fund                             Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Money Market Fund                              Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Multi Cap Growth Fund                          Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB New York Municipal Bond Fund                   Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Pennsylvania Municipal Bond Fund               Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Short Duration Government Bond Fund            Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Short-Term Corporate Bond Fund                 Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Small Cap Growth Fund                          Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Small Cap Growth Fund                          Class C Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Small Cap Stock Fund                           Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB U.S. Government Bond Fund                      Class B Shares
---------------------------------------------------------------------------



The following provisions are hereby incorporated and made part of the Distributor's Contract dated August 15, 2003, between MTB Group of Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood") with respect to the Class of shares set forth above.

   1. The Investment Company hereby appoints Edgewood to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, Edgewood is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Investment Company; and/or (ii) to provide recordkeeping and administrative services to existing shareholders.

   2. During the term of this Agreement, the Investment Company will pay Edgewood for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75% of the average aggregate net asset value of Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

   3. Edgewood may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as Edgewood may, by notice to the Investment Company, voluntarily declare to be effective.

   4. Edgewood will enter into separate written agreements with various Financial Institutions to provide certain of the services set forth in Paragraph 1 herein. Edgewood, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by Edgewood in its sole discretion.

   5. Edgewood will prepare reports to the Board of Trustees of the Investment Company on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.



      In consideration of the mutual covenants set forth in the Distributor's Contract dated August 15, 2003, between the Investment Company and Edgewood, the Investment Company executes and delivers this Exhibit on behalf of the Funds, and with respect to the Share Classes thereof, first set forth in this Exhibit.

   Witness the due execution hereof this 15th day of August, 2003.


MTB GROUP OF FUNDS                  EDGEWOOD SERVICES, INC.


By:  /s/ Beth S. Broderick          By:  /s/ Charles L. Davis, Jr.
Name:  Beth S. Broderick            Name:  Charles L. Davis, Jr.
Title:  Vice President              Title:  Vice President



                                              Exhibit (e)(vii) under Form N-1A
                                             Exhibit 1 under Item 601/Reg. S-K


                                  Amendment to
                            Distributor's Contract
                                   between
                              MTB Group of Funds
                                     and
                           Edgewood Services, Inc.

      This Amendment to the Distributor's Contract ("Agreement") between MTB Group of Funds ("Funds") and Edgewood Services, Inc. ("Distributor") is made and entered into as of the 22nd day of September, 2003.

      WHEREAS, the Funds have entered into the Agreement with the Distributor, dated August 22, 2003, under and pursuant to which the Distributor is the principal underwriter of the shares of the Funds;

      WHEREAS, the Securities and Exchange Commission and the United States Treasury Department ("Treasury Department") have adopted a series of rules and regulations arising out of the USA PATRIOT Act (together with such rules and regulations, the "Applicable Law"), specifically requiring certain financial institutions, including the Funds and the Distributor, to establish a written anti-money laundering and customer identification program ("Program");

      WHEREAS, each of the Funds and the Distributor have established a Program and wish to amend the Agreement to reflect the existence of such Programs and confirm the allocation of responsibility for the performance of certain required functions;

      NOW, THEREFORE, the parties intending to be legally bound agree as follows:

   1. The Funds and the Distributor each represent, warrant and certify that they have established, and covenant that at all times during the existence of the Agreement they will maintain, a Program in compliance with Applicable Law.

   2. The Funds represent and warrant that the Funds have entered into an amendment to the agreement with the transfer agent of the Funds, pursuant to which the transfer agent has agreed to perform all activities, including the establishment and verification of customer identities as required by Applicable Law or its Program, with respect to all customers on whose behalf Distributor maintains an account with the Funds.

   3. Distributor covenants that it will enter into appropriate amendments to selling or other agreements with financial institutions that establish and maintain accounts with the Funds on behalf of their customers, pursuant to which such financial institutions covenant to establish and maintain a Program with respect to those customers in accordance with Applicable Law.


In all other respects, the Agreement first referenced above shall remain in full force and effect.

WITNESS the due execution hereof this 22nd day of September, 2003.

                          MTB GROUP OF FUNDS

                          By:                /s/ Beth S. Broderick
                          Name:  Beth S. Broderick
                          Title:  Vice President


                          edgewood services, inc.


                          By:  /s/ Charles L. Davis, Jr.
                          Name:  Charles L. Davis, Jr.
                          Title:  Vice President